Exhibit 23.2

                        Consent of Deloitte & Touche LLP








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                                                                    EXHIBIT 23.2

















INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Harrington Financial Group, Inc. on Form S-8 of our report dated July 23, 1997 (August 7, 1997 as to Note 19), appearing in the Annual Report on Form 10-K of Harrington Financial Group, Inc. for the year ended June 30, 1997.



/s/DELOITTE & TOUCHE LLP
-------------------------
DELOITTE & TOUCHE LLP
Indianapolis, Indiana

December 12, 1997